                                                                    Exhibit 10.1

                             RELEASE AND TERMINATION
                             -----------------------


                  This RELEASE AND TERMINATION ("Release") is made and entered into as of August 8, 1997 by and among Comerica Bank-Texas (the "Escrow Agent"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), and Bill H. Bailey, Jr. and J. Bruce Duty, as duly authorized agents (collectively, the "Sellers' Representatives") on behalf of Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow, C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Bank One Capital Partners, L.P. (collectively, the "Sellers").

                  WHEREAS, the parties hereto are parties to an Escrow Agreement dated as of November 21, 1996, as amended by the Amendment to Escrow Agreement dated as of December 31, 1996 (the "Escrow Agreement");

                  WHEREAS, the parties hereto desire to direct the Escrow Agent to release the remainder of the Escrow Amounts; and

                  WHEREAS, the parties hereto further desire to terminate the Escrow Agreement and to release the Escrow Agent from any further obligations or responsibilities thereunder.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

                  Section 2. DISBURSEMENT OF FUNDS. The Sellers' Representatives and PhoneTel hereby authorize and direct the Escrow Agent to release the remainder of the Escrow Amounts and the earnings and interest thereon as follows:

                  (a) to the Sellers' Representatives, after deduction of 50% of the Escrow Agent's fee (as contemplated by Section 7 of the Escrow Agreement):

         (i) the remainder of the Merger Escrow Amount, (ii) the earnings and interest (adjusted for any increase or decrease in the principal value of any investment or any capital gain or loss, as the case may be) on the Merger Escrow Amount, and (iii) $1.8 million of the Rate Cap Escrow Amount; and

                  (b) to PhoneTel, after deduction of 50% of the Escrow Agent's fee (as contemplated by Section 7 of the Escrow Agreement): (i) $4.2 million of the Rate Cap Escrow Amount and (ii) the earnings and interest (adjusted for any increase or decrease in the principal value of any investment or any capital gain or loss, as the case may be) on the Rate Cap Escrow Amount.

                  Section 3. RELEASE OF ESCROW AGENT. Effective immediately upon the disbursement of funds as contemplated by Section 2 hereof, the Sellers' Representatives and PhoneTel hereby (i) discharge the Escrow Agent from its duties under the Escrow Agreement, and (ii) subject to such disbursement, release the Escrow Agent from any loss or claim whatsoever (including attorneys' fees) in conjunction with the performance of its duties under the Escrow Agreement.

                  Section 4. TERMINATION. Upon the final distribution of funds contemplated by Section 2 hereof, but subject to Section 3 hereof, the Escrow Agreement shall be terminated, except for the provisions therein which, by their express terms, are to survive the termination of the Escrow Agreement.

                  Section 5. COUNTERPARTS. This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  Section 6. GOVERNING LAW. This Release shall be construed in accordance with and governed by the internal laws of the State of Texas without giving effect to the principles of conflicts of law thereof.

                  Section 7. BENEFIT. This Release shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of them.

                  IN WITNESS WHEREOF, the parties hereto have affixed their signatures to this Release upon the date first set forth above.

                                        COMERICA BANK-TEXAS




                                        By:  /s/ Charles D. Holmes
                                           ----------------------------------
                                           Name: Charles D. Holmes
                                           Title: Vice President and Trust
                                                            Officer


                                        PHONETEL TECHNOLOGIES, INC.



                                        By: /s/ Peter G. Graf
                                           ----------------------------------
                                           Name:  Peter G. Graf
                                           Title: Chairman and Chief
                                                            Executive Officer


                                        SELLERS' REPRESENTATIVES, ON
                                        BEHALF OF THE SELLERS:
                                          BILL H. BAILEY, JR., individually
                                          EDWARD L. MARSHALL, individually
                                          JERRY T. BEDDOW, individually
                                          C. NELSON TRIMBLE, individually
                                          BERTHEL FISHER & COMPANY
                                            INVESTMENTS, INC.
                                          CAPITAL SOUTHWEST CORPORATION
                                          CAPITAL SOUTHWEST VENTURE
                                            CORPORATION
                                          BANC ONE CAPITAL PARTNERS, L.P.



                                        By: /s/ BILL H. BAILEY, JR.
                                           ----------------------------------
                                           BILL H. BAILEY, JR.,
                                           as Sellers' Representative



                                        By: /s/ J. BRUCE DUTY,
                                           ----------------------------------
                                           J. BRUCE DUTY,
                                           as Sellers' Representative

                                    AGREEMENT
                                    ---------


                  This AGREEMENT ("Agreement") is made and entered into as of August 8, 1997 by and among PhoneTel Technologies, Inc., an Ohio corporation ("Buyer"), Cherokee Communications, Inc., formerly known as PhoneTel CCI,
Inc., a Texas corporation and wholly owned subsidiary of the Buyer ("CCI"), and Bill H. Bailey, Jr. and J. Bruce Duty, as duly authorized agents (collectively, the "Sellers' Representatives") on behalf of Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow, C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Bank One Capital Partners, L.P. (collectively, the "Sellers").

                  WHEREAS, the Buyer, CCI and the Sellers entered into that certain Agreement and Plan of Merger, dated as of November 21, 1996, as amended by the Amendment to Agreement and Plan of Merger, dated as of December 31, 1996 (the "Merger Agreement");

                  WHEREAS, the Buyer, the Sellers' Representatives and Comerica Bank-Texas (the "Escrow Agent") entered into that certain Escrow Agreement dated as of November 21, 1996, as amended by the Amendment to Escrow Agreement, dated as of December 31, 1996 (the "Escrow Agreement");

                  WHEREAS, pursuant to and in accordance with Section 1.5(a) of the Merger Agreement, the Buyer submitted to the Sellers' Representatives, by letter dated May 23, 1997 (the "Adjustment Schedule Letter"), an Adjustment Schedule which included the calculation of the Consideration as adjusted pursuant to Section 1.4 of the Merger Agreement;

                  WHEREAS, pursuant to and in accordance with Section 1.5(b) of the Merger Agreement, the Sellers' Representatives submitted to the Buyer, by letter dated June 19, 1997 (the "Sellers' Response Letter"), their response, good faith objections and dollar amount of each objection to the Adjustment Schedule received by the Sellers' Representatives from the Buyer;

                  WHEREAS, pursuant to and in accordance with Section 1.5(c) of the Merger Agreement, the Buyer submitted to the Sellers' Representatives, by letter dated July 17, 1997 (the "Buyer's Response Letter"), the Buyer's good faith response to the Sellers' Response
Letter;

                  WHEREAS, in accordance with Section 1.5(d) of the Merger Agreement, the Buyer and the Sellers' Representatives desire to resolve all objections to the Adjustment Schedule and agree on the amount of the adjustment to the Consideration; and

                  WHEREAS, the Buyer and the Sellers' Representatives have agreed to amend the Escrow Agreement to provide for the distribution of the funds reflecting the agreed upon adjustment to the Consideration.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                  Section 2. ESCROW AMENDMENT. Simultaneously with the execution and delivery of this Agreement, the Buyer, the Sellers' Representatives and the Escrow Agent are entering into a Release and Termination of the Escrow Agreement, in the form attached to this Agreement as Exhibit A (the "Release"), pursuant to which the remaining Escrow Amount, and the earnings and interest thereon, are to be released to the Sellers' Representatives and PhoneTel.

                  Section 3. PAYMENT OF THE ADJUSTMENT TO THE CONSIDERATION. Notwithstanding anything to the contrary contained in the Merger Agreement, the parties hereto agree that the distributions to be made by the Escrow Agent in accordance with the terms and conditions of the Release reflect the parties' agreement with respect to the adjustment to the Consideration (including, without limitation, with respect to the tax matters set forth in the Adjustment Schedule Letter and the Buyer's Response Letter), pursuant to the terms and provisions of the Merger Agreement (including, without limitation, Sections

1.4 and 1.5 therein). Buyer hereby acknowledges that it waives, solely with respect to the tax matters set forth in the Adjustment Schedule Letter and the Buyer's Response Letter, any right to make any other claims against the Sellers for indemnification pursuant to Section 7.7 of the Merger Agreement. Buyer also acknowledges that the Seller Representatives are entitled to receive any tax refunds relating to the exercise by certain Sellers of stock options prior to the Effective Time.

                  Section 4. CLAIMS AGAINST THE SELLERS. As of the date hereof, Buyer has no additional claims against the Sellers, jointly or severally, with respect to the transactions contemplated under the Merger Agreement.

                  Section 5. PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES.
(a) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement and the rights and obligations of the parties hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties.

                  (b) This Agreement is not intended, nor shall it be construed, to confer upon any Person except the parties hereto and their heirs, successors and permitted assigns any rights or remedies under or by reason of this Agreement.

                  Section 6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  Section 7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law principles of such jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, on the day and year first above written.

                                            PHONETEL TECHNOLOGIES, INC.


                                            By:  /s/ Peter G. Graf
                                               ---------------------------------
                                               Peter G. Graf
                                               Chairman and
                                               Chief Executive Officer


                                            CHEROKEE COMMUNICATIONS, INC.


                                            By: /s/ Peter G. Graf
                                               ---------------------------------
                                               Peter G. Graf
                                               Chairman and
                                               Chief Executive Officer


                                            SELLERS' REPRESENTATIVES, ON
                                            BEHALF OF THE SELLERS:
                                              BILL H. BAILEY, JR., individually
                                              EDWARD L. MARSHALL, individually
                                              JERRY T. BEDDOW, individually
                                              C. NELSON TRIMBLE, individually
                                              BERTHEL FISHER & COMPANY
                                                INVESTMENTS, INC.
                                              CAPITAL SOUTHWEST CORPORATION
                                              CAPITAL SOUTHWEST VENTURE
                                                CORPORATION
                                              BANC ONE CAPITAL PARTNERS, L.P.


                                            By: /s/ BILL H. BAILEY, JR.
                                               ---------------------------------
                                               BILL H. BAILEY, JR.,
                                               as Sellers' Representative


                                            By: /s/ J. BRUCE DUTY
                                               ---------------------------------
                                               J. BRUCE DUTY,
                                               as Sellers' Representative

                                    AGREEMENT


             This AGREEMENT ("Agreement") is made and entered into as of August 8, 1997 by and among PhoneTel Technologies, Inc., an Ohio corporation ("Buyer"), Cherokee Communications, Inc., formerly known as PhoneTel CCI,
Inc., a Texas corporation and wholly owned subsidiary of the Buyer ("CCI"), and Bill H. Bailey, Jr. and J. Bruce Duty, as duly authorized agents (collectively, the "Sellers' Representatives") on behalf of Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow, C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Bank One Capital Partners, L.P. (collectively, the "Sellers").

             WHEREAS, the Buyer, CCI and the Sellers entered into that certain Agreement and Plan of Merger, dated as of November 21, 1996, as amended by the Amendment to Agreement and Plan of Merger, dated as of December 31, 1996 (the "Merger Agreement");

             WHEREAS, the Buyer, the Sellers' Representatives and Comerica Bank-Texas (the "Escrow Agent") entered into that certain Escrow Agreement dated as of November 21, 1996, as amended by the Amendment to Escrow Agreement, dated as of December 31, 1996 (the "Escrow Agreement");

             WHEREAS, pursuant to and in accordance with Section 1.5(a) of the Merger Agreement, the Buyer submitted to the Sellers' Representatives, by letter dated May 23, 1997 (the "Adjustment Schedule Letter"), an Adjustment Schedule which included the calculation of the Consideration as adjusted pursuant to
Section 1.4 of the Merger Agreement;

             WHEREAS, pursuant to and in accordance with Section 1.5(b) of the Merger Agreement, the Sellers' Representatives submitted to the Buyer, by letter dated June 19, 1997 (the "Sellers' Response Letter"), their response, good faith objections and dollar amount of each objection to the Adjustment Schedule received by the Sellers' Representatives from the Buyer;

                  WHEREAS, pursuant to and in accordance with Section 1.5(c) of the Merger Agreement, the Buyer submitted to the Sellers' Representatives, by letter dated July 17, 1997 (the "Buyer's Response Letter"), the Buyer's good faith response to the Sellers' Response
Letter;

                  WHEREAS, in accordance with Section 1.5(d) of the Merger Agreement, the Buyer and the Sellers' Representatives desire to resolve all objections to the Adjustment Schedule and agree on the amount of the adjustment to the Consideration; and

                  WHEREAS, the Buyer and the Sellers' Representatives have agreed to amend the Escrow Agreement to provide for the distribution of the funds reflecting the agreed upon adjustment to the Consideration.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                  Section 2. ESCROW AMENDMENT. Simultaneously with the execution and delivery of this Agreement, the Buyer, the Sellers' Representatives and the Escrow Agent are entering into a Release and Termination of the Escrow Agreement, in the form attached to this Agreement as Exhibit A (the "Release"), pursuant to which the remaining Escrow Amount, and the earnings and interest thereon, are to be released to the Sellers' Representatives and PhoneTel.

                  Section 3. PAYMENT OF THE ADJUSTMENT TO THE CONSIDERATION. Notwithstanding anything to the contrary contained in the Merger Agreement, the parties hereto agree that the distributions to be made by the Escrow Agent in accordance with the terms and conditions of the Release reflect the parties' agreement with respect to the adjustment to the Consideration (including, without limitation, with respect to the tax matters set forth in the Adjustment Schedule Letter and the Buyer's Response Letter), pursuant to the terms and provisions of the Merger Agreement (including, without limitation, Sections

1.4 and 1.5 therein). Buyer hereby acknowledges that it waives, solely with respect to the tax matters set forth in the Adjustment Schedule Letter and the Buyer's Response Letter, any right to make any other claims against the Sellers for indemnification pursuant to Section 7.7 of the Merger Agreement. Buyer also acknowledges that the Seller Representatives are entitled to receive any tax refunds relating to the exercise by certain Sellers of stock options prior to the Effective Time.

                  Section 4. CLAIMS AGAINST THE SELLERS. As of the date hereof, Buyer has no additional claims against the Sellers, jointly or severally, with respect to the transactions contemplated under the Merger Agreement.

                  Section 5. PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES.
(a) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement and the rights and obligations of the parties hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties.

                  (b) This Agreement is not intended, nor shall it be construed, to confer upon any Person except the parties hereto and their heirs, successors and permitted assigns any rights or remedies under or by reason of this Agreement.

                  Section 6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  Section 7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law principles of such jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, on the day and year first above written.

                                            PHONETEL TECHNOLOGIES, INC.


                                            By: /s/ Peter G. Graf
                                              ---------------------------------
                                               Peter G. Graf
                                               Chairman and
                                               Chief Executive Officer


                                             CHEROKEE COMMUNICATIONS, INC.


                                            By: /s/ Peter G. Graf
                                              ---------------------------------
                                                Peter G. Graf
                                                Chairman and
                                                Chief Executive Officer


                                              SELLERS' REPRESENTATIVES, ON
                                              BEHALF OF THE SELLERS:
                                              BILL H. BAILEY, JR., individually
                                              EDWARD L. MARSHALL, individually
                                              JERRY T. BEDDOW, individually
                                              C. NELSON TRIMBLE, individually
                                              BERTHEL FISHER & COMPANY
                                                INVESTMENTS, INC.
                                              CAPITAL SOUTHWEST CORPORATION
                                              CAPITAL SOUTHWEST VENTURE
                                                CORPORATION
                                              BANC ONE CAPITAL PARTNERS, L.P.


                                            By: /s/ Bill H Bailey, Jr.
                                               --------------------------------
                                               BILL H. BAILEY, JR.,
                                               as Sellers' Representative


                                            By: J. Bruce Duty
                                               --------------------------------
                                               J. BRUCE DUTY,
                                               as Sellers' Representative